 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2010

WINNER MEDICAL GROUP INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-16547	33-0215298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
People’s Republic of China
(Address of Principal Executive Offices, including Zip Code)

+86 (755) 2813-8888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 27, 2010, Winner Medical Group Inc. (the “Company”) entered into a purchase agreement (the “Agreement”) with Roth Capital Partners, LLC, as representative of the several underwriters (collectively, the “Underwriters”), relating to the public offering by the Company of 1,380,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per Share (the “Common Stock”), at a price of $6.10 per share. The Company also granted the Underwriters a 30-day option to purchase up to an additional 207,000 shares of Common Stock to cover over-allotments, if any. The Company expects to deliver the Shares against payment on or about April 30, 2010.

The offering of the Shares was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-165164), as amended (the “Registration Statement”). The above description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 1.1.

Item 8.01	Other Events.

On April 26, 2010, the Company issued a press release announcing the launching of a public offering of shares of its Common Stock. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On April 27, 2010, the Company issued a press release announcing the pricing of its public offering of shares of its Common Stock. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 1.1	Purchase Agreement, dated April 27, 2010, between Winner Medical Group Inc. and Roth Capital Partners, LLC, as representative of the several underwriters identified therein

Exhibit 5.1	Opinion of Holland & Hart LLP, dated April 27, 2010

Exhibit 99.1	Press release, dated April 26, 2010

Exhibit 99.2	Press release, dated April 27, 2010

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2010

WINNER MEDICAL GROUP INC.

By:	/s/ Jianquan Li
Name:	Jianquan Li
Title:	Chairman & Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

Exhibit 1.1	Purchase Agreement, dated April 27, 2010, between Winner Medical Group Inc. and Roth Capital Partners, LLC, as representative of the several underwriters identified therein

Exhibit 5.1	Opinion of Holland & Hart LLP, dated April 27, 2010

Exhibit 99.1	Press release, dated April 26, 2010

Exhibit 99.2	Press release, dated April 27, 2010